SUPPLEMENT TO THE

FIDELITY® SMALL CAP STOCK FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY LARGE CAP STOCK FUND

June 24, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information found under the heading "Return Calculations" in the "Performance" section beginning on page 16.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's trading fee or the effect of a fund's small account fee. Excluding a fund's trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 21.

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 21.

MARIE L. KNOWLES (54), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 21.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Small Cap StockB	Aggregate Compensation from Mid-Cap StockB	Aggregate Compensation from Large Cap StockB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 22	$ 79	$ 29	$ 0
Ralph F. Cox	$ 143	$ 503	$ 215	$ 217,500
Phyllis Burke Davis	$ 143	$ 498	$ 214	$ 0
Robert M. Gates	$ 144	$ 504	$ 215	$ 217,500
E. Bradley Jones****	$ 90	$ 319	$ 136	$ 217,500
Donald J. Kirk	$ 143	$ 499	$ 215	$ 217,500
Marie L. Knowles******	$ 0	$ 0	$ 0	$ 0
Ned C. Lautenbach***	$ 89	$ 300	$ 135	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0	$ 0
William O. McCoy	$ 141	$ 496	$ 212	$ 214,500
Gerald C. McDonough	$ 179	$ 626	$ 269	$ 269,000
Marvin L. Mann	$ 145	$ 506	$ 217	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0	$ 0
Thomas R. Williams	$ 141	$ 493	$ 212	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

The following information supplements the information found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section beginning on page 25.

The performance comparison is made at the end of each month.

The following information replaces the similar information found under the heading "Sub-Advisers" in the "Management Contracts" section on page 28.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended April 30	FMR U.K.	FMR Far East	FIJ
Small Cap Stock
2000	$ 56,630	$ 43,570	$ 2,870
1999	$ 57,016	$ 44,746	$ 0
1998*	$ 5,055	$ 5,380	$ 0
Mid-Cap Stock
2000	$ 6,639	$ 4,243	$ 8,519
1999	$ 6,746	$ 4,372	$ 0
1998	$ 4,062	$ 4,048	$ 0
Large Cap Stock
2000	$ 12,495	$ 8,867	$ 3,869
1999	$ 12,628	$ 9,120	$ 0
1998	$ 3,078	$ 3,093	$ 0

* From March 12, 1998 (commencement of operations).

The following information replaces the similar information found under the heading "Custodians" in the "Description of the Trust" section beginning on page 30.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Small Cap Stock's and Large Cap Stock's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

SMLB-00-03	October 19, 2000
1.712213.107